UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

August 6, 2010

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On August 6, 2010, Hewlett-Packard Company (“HP”) issued a press release announcing the changes to its executive management and its Board of Directors discussed under Item 5.02 below and providing preliminary financial results for its fiscal quarter ended July 31, 2010. The text of this press release is furnished herewith as Exhibit 99.1.  The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

To supplement HP’s historical and forecasted financial results presented on a GAAP basis, HP provides non-GAAP diluted earnings per share. Non-GAAP diluted earnings per share is defined to exclude the effects of any restructuring charges, charges relating to the amortization of purchased intangible assets or acquisition-related charges recorded during the relevant period. In addition, non-GAAP diluted earnings per share are adjusted by the amount of additional taxes or tax benefit associated with each non-GAAP item. HP’s management uses non-GAAP diluted earnings per share for purposes of evaluating and forecasting HP’s financial performance. HP believes that providing non-GAAP diluted earnings per share to investors in addition to the related GAAP measure provides investors with greater transparency to the information used by HP’s management in its financial and operational decision-making and allows investors to see HP’s results “through the eyes” of management. Non-GAAP diluted earnings per share may have limitations as an analytical tool, and this additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for diluted earnings per share prepared in accordance with GAAP.

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 On August 6, 2010, Mark V. Hurd, Chairman of the Board of Directors (the “Board”) of HP and HP’s Chief Executive Officer and President, resigned as Chairman, Chief Executive Officer and President of HP and as a member of the Board, effective immediately.

(c)                                  Effective as of that same date, the Board appointed Catherine A. Lesjak, HP’s current Executive Vice President and Chief Financial Officer, to serve as HP’s interim Chief Executive Officer.  Ms. Lesjak, age 51, has served as Executive Vice President and Chief Financial Officer of HP since January 2007.  Previously, she served as Senior Vice President from 2003 until December 2006 and as Treasurer from 2003 until March 2007.  Ms. Lesjak will continue to serve in her current position while serving as interim Chief Executive Officer.

The Board did not appoint an interim or successor chairman of the Board.

(e)                                  In connection with Mr. Hurd’s resignation from HP, HP and Mr. Hurd entered into a Separation Agreement and Release (the “Separation Agreement”) that provides Mr. Hurd, in exchange for signing a general release of claims in favor of HP, with (i) a severance payment of $12,224,693 under the HP Severance Plan for Executive Officers; (ii) an extension until September 7, 2010 of the expiration date of his outstanding options to purchase up to 775,000 shares of HP common stock that were vested as of the date of his resignation; (iii) pro-rata vesting and settlement, at the same time and on the same terms as other HP employees, of 330,177 performance-based restricted stock units granted to Mr. Hurd in January 17, 2008 based on actual HP performance during the three-year performance period ending on October 31, 2010; and (iv) settlement on December 11, 2010 of 15,853 time-based restricted stock units granted to Mr. Hurd on December 11, 2009 at a price equal to the lesser of (a) the closing price of HP’s common stock on August 6, 2010 or (b) the per share closing trading price of HP common stock on December 11, 2010.  The value of both the pro-rata performance-based restricted stock units and the time-based restricted stock units to which Mr. Hurd is entitled is capped such that Mr. Hurd will not receive greater value in respect of those awards on their dates of settlement than what he would be entitled to assuming the closing price of HP’s common stock on their respective settlement dates is the same as the closing price on August 6, 2010.

In addition to the foregoing, Mr. Hurd will receive additional benefits customarily provided by HP in connection with the departure of all U.S. employees, including eligibility to receive HP’s continued group medical and dental coverage through the Consolidated Omnibus Budget Reconciliation Act of 1995, as amended, for up to 18 months.

The Separation Agreement, together with Mr. Hurd’s Agreement Regarding Confidential Information and Proprietary Developments, which will continue in effect following his resignation, also contains various restrictive covenants, including covenants relating to non-solicitation, confidentiality, and cooperation.

The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 6, 2010, the Board approved amendments to HP’s Amended and Restated Bylaws (the “Bylaws”) in connection with Mr. Hurd’s resignation from the Board.  The amendments, which were effective upon the effectiveness of Mr. Hurd’s resignation (i) amend Section 3.2 of Article III to reduce the size of the Board from 11 to ten directors; (ii) revise various sections of the Bylaws to reflect that HP may, but is not required to, have a chairman of the Board; and (iii) amend Section 3.8 of Article III to permit the lead independent director to call special meetings of the Board in the absence of a chairman.

The preceding description is qualified in its entirety by reference to the full text of the Bylaws, which are filed as Exhibit 3.1 to this report and are incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Hewlett-Packard Company (filed herewith).
10.1	Separation Agreement and Release between HP and Mark V. Hurd (filed herewith).
99.1	Press Release dated August 6, 2010 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: August 6, 2010	By:	/s/ Paul T. Porrini
	Name:	Paul T. Porrini
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Hewlett-Packard Company (filed herewith).
10.1	Separation Agreement and Release between HP and Mark V. Hurd (filed herewith).
99.1	Press Release dated August 6, 2010 (filed herewith).